Net finance costs	12 Months Ended
Dec. 31, 2021
Net Finance Costs [Abstract]
Net finance costs
7 Net finance costs

Accounting policy
Borrowing costs that are directly attributable to the acquisition, construction or production of an asset that takes a substantial period of time to bring to use are capitalised. All other interest on borrowings is expensed as incurred. The cost of issuing borrowings is generally expensed over the period of borrowing so as to produce a constant periodic rate of charge.

	2021 £m	2020 £m	2019 £m
Interest on short-term bank loans, overdrafts and commercial paper	(11)	(17)	(20)
Interest on term debt	(106)	(122)	(266)
Interest on lease liabilities	(8)	(12)	(15)
Total borrowing costs	(125)	(151)	(301)
Losses on loans and derivatives not designated as hedges	(16)	(13)	–
Net financing charge on defined benefit pension schemes and other	(9)	(11)	(13)
Finance costs	(150)	(175)	(314)
Interest on bank deposits	1	2	3
Interest income on net finance lease receivables	–	1	2
Fair value gains on designated fair value hedge relationships	7	–	1
Gains on loans and derivatives not designated as hedges	–	–	3
Finance income	8	3	9
Net finance costs	(142)	(172)	(305)
Losses of £
1
m (2020: gains of £
3
m; 2019: losses of £
1
m) on derivatives designated as cash flow hedges were recognised in other comprehensive income and accumulated in the hedge reserve, and may be reclassified to the income statement in future periods. Losses of nil (2020: £4m; 2019: nil) in total were transferred from the hedge reserve in the period.
In 2019, the interest charge on term debt included a charge of £99m in respect of the early redemption of bonds that were due to be repaid in October 2022. The redemption of these bonds took place in January 2020 and was committed to at 31 December 2019.